EXHIBIT 10.18

SECOND AMENDMENT TO LEASE

This Second Amendment to Lease (the "Second Amendment") is hereby entered into as of the day of August, 2007 (the "Effective Date") by and between W2007 CPD REALTY, L.L.C., a Delaware limited liability company having an address c/o Archon Group, L.P., 99 High Street, Floor 28, Boston, Massachusetts 02110 ("Landlord"), and JAVELIN PHARMACEUTICALS, INC., a Delaware corporation having an address at 125 CambridgePark Drive, Cambridge, Massachusetts 02140 ("Tenant").

WHEREAS, CambridgePark 125 Realty Corporation (the "Original Landlord"), as landlord, and Tenant, as tenant, entered into that certain Lease dated as of March 9, 2005 (the "Original Lease") by which the Original Landlord leased to Tenant and Tenant leased from the Original Landlord approximately 3,131 square feet of office space on the first floor of the building (the "Building") located at and numbered 125 CambridgePark Drive, Cambridge, Massachusetts 02140 as more particularly described in the Original Lease (the "Original  Premises").

WHEREAS, the Original Lease was amended by that certain First Amendment to Lease by and between the Original Landlord, as landlord, and Tenant, as tenant, dated May 19, 2006 (the "First Amendment"), by which the Original Landlord relocated Tenant from the Original Premises and leased to Tenant and Tenant and leased from the Original Landlord approximately 10,553 square feet of office space on the third floor of the Building (the "Current Premises").

WHEREAS, the Original Lease, as amended by the First Amendment, is hereinafter referred to as the "Lease".

WHEREAS, Landlord has succeeded to the interest of the Original Landlord as owner of the Building and as landlord under the Lease.

WHEREAS, the current teiiii of the Lease expires on May 31, 2012.

WHEREAS, Landlord desires to lease to Tenant and Tenant desires to lease from Landlord additional space on the third and fourth floors of the Building in accordance with the terms and provisions of this Second Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and in the Original Lease, Landlord and Tenant hereby agree as follows:

A.   SUITE A PREMISES

1.    Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the so-called Suite A on the third floor of the Building consisting of approximately 3,383 rentable square feet of floor area, as shown cross-hatched on Exhibit A attached hereto (the "Suite A Premises"), upon the same terms and conditions set forth in the Lease for the Current Premises, except as otherwise provided in this Second Amendment. As used herein, the phrase "Suite A Premises Commencement Date" shall mean the Effective Date. As used herein, the phrase "Suite A Premises Rent Commencement Date" shall mean the date that is five (5) months after the Effective Date. Notwithstanding anything in the Lease to the contrary, effective on and after the Suite A Premises Commencement Date, the word "Premises," whenever such word appears in the Lease as amended by this Second Amendment shall mean collectively, the Current Premises and the Suite A Premises.

2.   Prior to occupying the Suite A Premises, Tenant shall execute and deliver to Landlord a letter substantially in the form of Exhibit D attached hereto confirming (i) the Suite A Premises Commencement Date, and (ii) that Tenant has accepted the Suite A Premises; however, the failure of the parties to execute such letter shall not defer the Suite A Premises Commencement Date or otherwise invalidate the Lease or this Second Amendment.

3.   Notwithstanding anything in the Lease to the contrary, effective on and after the Suite A Premises Rent Commencement Date, the Annual Rent (as defined in the Original Lease) for the Suite A Premises shall be the following amounts for the following periods of time:

Period	Annual Rent	Monthly Annual Rent	$/Year/SF
Suite A Premises Rent	$125,171.00	$10,430.92	$37.00
Commencement Date - August 31, 2008

September 1, 2008 - August 31, 2009	$128,554.00	$10,712.83	$38.00

September 1, 2009 - August 31, 2010	$135,320.00	$11,276.67	$40.00

September 1, 2010 - May 31, 2012	$138,703.00	$11,558.58	$41.00

4.   Commencing on the Suite A Premises Commencement Date, Tenant shall pay to Landlord, as additional rent for the Suite A Premises, 1.84% of Annual Operating Costs (as defined in the Original Lease) for each calendar year during the Term in excess of the Annual Operating Costs for the Suite A Base Year. As used herein, the "Suite A Base Year" shall mean calendar year 2008, except fiscal year 2008 (July 1, 2007 — June 30, 2008) with respect to real estate taxes only. The payments of additional rent required to be paid by Tenant under this paragraph shall be paid in the manner, at the times and otherwise in accordance with the provisions of Sections 4.2 and 4.3 of the Lease.

5.   Notwithstanding anything in the Lease to the contrary, commencing on the Suite A Premises Commencement Date, electricity furnished to the Suite A Premises shall be paid for by Tenant in accordance with the terms and provisions of Section 4.4 of the Lease.

6.   Notwithstanding anything in the Lease to the contrary, commencing on the Suite A Premises Commencement Date, the number of Base Cards (as defined in the Lease) shall be increased from 32 to 42, 14 of which are for spaces located in the Blue Lot (as defined in the Lease), and 28 of which are for spaces located in the Red Lot (as defined in the Lease) and the number of Additional Spaces (as defined in the Lease) shall be increased from 11 to 14.

7.   Tenant's taking possession of Suite A Premises shall be conclusive evidence that the respective Suite A Premises is in good order and satisfactory condition at such time. No agreement of Landlord to alter, remodel, decorate, clean or improve the Suite A Premises and no representation or warranty regarding the condition of the Suite A Premises or the suitability of the Suite A Premises for Tenant's proposed use thereof have been made by or on behalf of Landlord or relied upon by Tenant in connection with this Second Amendment, except as otherwise provided in Exhibit E attached hereto.

B.   SUITE C PREMISES

8.   Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the so-called Suite C on the fourth floor of the Building consisting of approximately 6,831 rentable square feet of floor area, as shown cross-hatched on Exhibit C attached hereto (the "Suite C  Premises"). Upon the same Willis and conditions set forth in the Lease for the Current Premises, except as otherwise provided in this Second Amendment. As used herein, the phrase "Suite C Premises Commencement Date" shall mean September 1, 2007. As used herein, the phrase "Suite C Premises Rent Commencement Date" shall mean January 1, 2008. Notwithstanding anything in the Lease to the contrary, effective on and after the Suite C Premises Commencement Date, the word "Premises," whenever such word appears in the Lease as amended by this Second Amendment shall mean, collectively, the Current Premises, the Suite A Premises and the Suite C Premises.

9.   Prior to occupying the Suite C Premises, Tenant shall execute and deliver to Landlord a letter substantially in the form of Exhibit D attached hereto confirming (i) the Suite C Premises Commencement Date, and (ii) that Tenant has accepted the Suite C Premises; however, the failure of the parties to execute such letter shall not defer the Suite C Premises Commencement Date or otherwise invalidate the Lease or this Second Amendment.

10.   Notwithstanding anything in the Lease to the contrary, effective on and after the Suite C Premises Rent Commencement Date, the Annual Rent (as defined in the Original Lease) for the Suite C Premises shall be the following amounts for the following periods of time:

Period	Annual Rent	Monthly Annual Rent	$/Year/SF
January 1, 2008 - August 31, 2008	$252,747.00	$21,062.25	$37.00

September 1, 2008 - August 31, 2009	$259,578.00	$21,631.50	$38.00

September 1, 2009 - August 31, 2010	$273,240.00	$22,770.00	$40.00

September 1, 2010 - May 31, 2012	$280,071.00	$23,339.25	$41.00

11.   Commencing on the Suite C Premises Commencement Date, Tenant shall pay to Landlord, as additional rent for the Suite C Premises, 3.71% of Annual Operating Costs (as defined in the Original Lease) for each calendar year during the Term in excess of the Annual Operating Costs for the Suite C Base Year. As used herein, the "Suite C Base Year" shall mean calendar year 2008, except fiscal year 2008 (July 1, 2007 — June 30, 2008) with respect to real estate taxes only. The payments of additional rent required to be paid by Tenant under this paragraph shall be paid in the manner, at the times and otherwise in accordance with the provisions of Sections 4.2 and 4.3 of the Lease.

12.   Notwithstanding anything in the Lease to the contrary, commencing on the Suite C Premises Commencement Date, electricity furnished to the Suite C Premises shall be paid for by Tenant in accordance with the terms and provisions of Section 4.4 of the Lease.

13.   Notwithstanding anything in the Lease to the contrary, commencing on the Suite C Premises Commencement Date, the number of Base Cards shall be increased from 42 to 62, 21 of which are for spaces located in the Blue Lot and 42 of which are for spaces located in the Red Lot and the number of Additional Spaces shall be increased from 14 to 21.

14.   Tenant's taking possession of Suite C Premises shall be conclusive evidence that the respective Suite C Premises is in good order and satisfactory condition at such time. No agreement of Landlord to alter, remodel, decorate, clean or improve the Suite C Premises and no representation or warranty regarding the condition of the Suite C Premises or the suitability of the Suite C Premises for Tenant's proposed use thereof have been made by or on behalf of Landlord or relied upon by Tenant in connection with this Second Amendment, except as otherwise provided in Exhibit G attached hereto.

C.   SUITE B PREMISES

15.   Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the so-called Suite B on the third floor of the Building consisting of approximately 1,447 rentable square feet of floor area, as shown cross-hatched on Exhibit B attached hereto (the "Suite B  Premises"), upon the same terms and conditions set forth in the Lease for the Current Premises, except as otherwise provided in this Second Amendment. As used herein, the phrase "Suite B Premises Commencement Date" shall mean January 1, 2008. As used herein, the phrase "Suite B Premises Rent Commencement Date" shall mean March 1, 2008. Notwithstanding anything in the Lease to the contrary, effective on and after the Suite B Premises Commencement Date, the word "Premises," whenever such word appears in the Lease as amended by this Second Amendment shall mean, collectively, the Current Premises, the Suite A Premises, the Suite B Premises and the Suite C Premises.

16.   Prior to occupying the Suite B Premises, Tenant shall execute and deliver to Landlord a letter substantially in the form of Exhibit D attached hereto confirming (i) the Suite B Premises Commencement Date, and (ii) that Tenant has accepted the Suite B Premises; however, the failure of the parties to execute such letter shall not defer the Suite B Premises Commencement Date or otherwise invalidate the Lease or this Second Amendment.

17.   Notwithstanding anything in the Lease to the contrary, effective on and after the Suite B Premises Rent Commencement Date, the Annual Rent (as defined in the Original Lease) for the Suite B Premises shall be the following amounts for the following periods of time:

Period	Annual Rent	Monthly Annual Rent	$/Year/SF
March 1, 2008 - August 31, 2008	$53,539.00	$4,461.58	$37.00

September 1, 2008 - August 31, 2009	$54,986.00	$4,582.17	$38.00

September 1, 2009 - August 31, 2010	$57,880.00	$4,823.33	$40.00

September 1, 2010 - May 31, 2012	$59,327.00	$4,943.92	$41.00

18.   Commencing on the Suite B Premises Commencement Date, Tenant shall pay to Landlord, as additional rent for the Suite B Premises, 0.79% of Annual Operating Costs (as defined in the Original Lease) for each calendar year during the Tenn in excess of the Annual Operating Costs for the Suite B Base Year. As used herein, the "Suite B Base Year" shall mean calendar year 2008, except fiscal year 2008 (July 1, 2007 — June 30, 2008) with respect to real estate taxes only. The payments of additional rent required to be paid by Tenant under this paragraph shall be paid in the manner, at the times and otherwise in accordance with the provisions of Sections 4.2 and 4.3 of the Lease.

19.   Notwithstanding anything in the Lease to the contrary, commencing on the Suite B Premises Commencement Date, electricity furnished to the Suite B Premises shall be paid for by Tenant in accordance with the terms and provisions of Section 4.4 of the Lease.

20.    Notwithstanding anything in the Lease to the contrary, commencing on the Suite B Premises Commencement Date, the number of Base Cards shall be increased from 62 to 66, 22 of which are for spaces located in the Blue Lot and 44 of which are for spaces located in the Red Lot and the number of Additional Spaces shall be increased from 21 to 22.

21.    Tenant's taking possession of Suite B Premises shall be conclusive evidence that the respective Suite B Premises is in good order and satisfactory condition at such time. No agreement of Landlord to alter, remodel, decorate, clean or improve the Suite B Premises and no representation or warranty regarding the condition of the Suite B Premises or the suitability of the Suite B Premises for Tenant's proposed use thereof have been made by or on behalf of Landlord or relied upon by Tenant in connection with this Second Amendment, except as otherwise provided in Exhibit F attached hereto.

D.   GENERAL

22.   Provided no Event of Default exists and Tenant is occupying the entire Premises at the time of such election, Tenant may renew the Lease as amended by this Second Amendment for one (1) additional period of five (5) years, by delivering written notice of the exercise thereof to Landlord not earlier than twelve (12) months nor later than nine (9) months before the expiration of the Term (as defined in the Lease) (the "Option to Renew"). The Annual Rent payable for each month during such extended Term shall be the fair market rental rate (the "Fair Market Rental Rate") at the commencement of such extended Term, for renewals of space in the Building of equivalent quality, size, utility and location, with the length of the extended Term, the use of the Premises Within 30 days after receipt of Tenant's notice to renew, Landlord shall deliver to Tenant written notice of the Fair Market Rental Rate and shall advise Tenant of the required adjustment to Annual Rent, if any, and the other terms and conditions offered. Tenant shall, within ten (10) days after receipt of Landlord's notice, notify Landlord in writing whether Tenant accepts or rejects Landlord's determination of the Fair Market Rental Rate. If Tenant timely notifies Landlord that Tenant accepts Landlord's determination of the Fair Market Rental Rate, then, on or before the commencement date of the extended Term, Landlord and Tenant shall execute an amendment to this Lease extending the Term on the same terms provided in this Lease. If Tenant rejects Landlord's determination of the Fair Market Rental Rate, or fails to timely notify Landlord in writing that Tenant accepts or rejects Landlord's determination of the Fair Market Rental Rate, time being of the essence with respect thereto, Tenant's rights under this Paragraph 22 shall terminate and Tenant shall have no right to renew this Lease.

23.   Landlord and Tenant acknowledge and agree that Landlord is presently holding a security deposit in the amount of $97,615.00 pursuant to the terms and provisions of Article XI of the Lease. Simultaneously with the execution and delivery of this Second Amendment by Tenant, Tenant shall deposit with the Landlord an additional security deposit in the amount of $35,954.75, bringing the total security deposit being held by Landlord under the Lease to $133,569.75. Landlord shall hold and may apply this additional security deposit in accordance with the terms and provisions of Article XI of the Original Lease.

24.   Notwithstanding anything in the Lease to the contrary, on or before Landlord agrees to reasonably perform, at Landlord's expense, the window sill repair work described in Exhibit H.

25.   Tenant represents and warrants that neither Tenant nor any of its affiliates, nor any of their respective partners, members, shareholders or other equity owners, and none of their respective employees, officers, directors, representatives or agents is, nor will they become, a person or entity with whom U.S. persons or entities are restricted from doing business under regulations of the Office of Foreign Asset Control ("OFAC") of the Department of the Treasury (including those named on OFAC's Specially Designated and Blocked Persons List) or under any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action and is not and will not assign or transfer the Lease (or any interest of Tenant thereunder) to, contract with or otherwise engage in any dealings or transactions or be otherwise associated with such persons or entities.

26.    All notices and other communications given pursuant to the Lease or this Second Amendment shall be in writing and shall be (a) mailed by first class, United States mail, postage prepaid, certified, with return receipt requested, and addressed to the parties hereto at the address listed below, (b) hand delivered to the intended addressee, (c) sent by nationally recognized overnight courier, or (d) sent by prepaid telegram, cable, facsimile transmission, or telex followed by a confirmatory letter. Notice sent by certified mail, postage prepaid, shall be effective three (3) business days after being deposited in the United States mail; all other notices shall be effective upon delivery to the address of the addressee. The parties hereto may change their addresses by giving notice thereof to the other in conformity with this provision. The addresses for notice set forth below shall supercede and replace any addresses for notice set forth in the Lease.

Landlord:	W2007 CPD Realty, L.L.C. c/o Archon Group, L.P. 99 High Street, Floor 28 Boston, Massachusetts 02110 Attention: Asset Manager Telephone: 617-854-5500 Telecopy: 617-854-5540

with a copy in like manner to:
W2007 CPD Realty, L.L.C.
c/o Archon Group, L.P.
600 East Las Colinas Blvd., Suite 400
Irving, Texas 75039
Attention: General Counsel -
311 Summer Street, Boston, Massachusetts
Telephone: 972-368-2200
Telecopy: 972-368-3199

Tenant:
Javelin Pharmaceuticals, Inc.
Innovative Drug Delivery Systems, Inc.
125 CambridgePark Drive
Cambridge, MA 02140
Attention: Daniel Carr
Telephone:_______________________
Telecopy:________________________

27.    Tenant represents to Landlord that Tenant has not dealt with any broker except for Richard Berry Joyce & Partners, LLC and Jones Lang LaSalle in connection with this Second Amendment and that, insofar as Tenant knows, no other broker negotiated this Second Amendment or is entitled to any commission or fee in connection herewith. Tenant agrees to indemnify, defend and hold Landlord, its asset manger, its property manager and their respective employees harmless from and against any claims for a fee or commission made by any broker claiming to have acted by or on behalf of Tenant in connection with this Second Amendment.

28.   All Exhibits attached hereto are incorporated herein by this reference.

Exhibit A — Suite A Premises Floor Plan
Exhibit B — Suite B Premises Floor Plan
Exhibit C — Suite C Premises Floor Plan
Exhibit D — Commencement Date Letter
Exhibit E — Suite A Premises Landlord Allowance Provision
Exhibit F — Suite B Premises Landlord Allowance Provision
Exhibit G — Suite C Premises Landlord Allowance Provision
Exhibit H — Description of Window Sill Repairs

29.   Tenant hereby ratifies and confirms its obligations under the Lease and represents and warrants to Landlord that Tenant has no defenses thereto. Additionally, Tenant further confiuins and ratifies that, as of the date hereof, (a) the Lease is and remains in good standing and in full force and effect, (b) Tenant has no claims, counterclaims, set-offs or defenses against Landlord arising out of the Lease or in any way relating thereto or arising out of any other transaction between Landlord and Tenant, and (c) all tenant finish-work allowances provided to Tenant under the Lease, if any, have been paid in full by Landlord to Tenant, and Landlord has no further obligations with respect thereto.

30.   Submission of this Second Amendment for examination or signature by Tenant does not constitute a reservation of space or an option for lease, and this Second Amendment shall not be effective unless and until execution and delivery thereof by both Landlord and Tenant.

31.   In all other respects, Landlord and Tenant hereby reaffirm all of the covenants, agreements, terms, conditions and other provisions of the Lease, except as modified hereby, and the Lease is hereby incorporated in full herein by reference. The terms and provisions of this Second Amendment shall be effective as of the date first above written, except as may otherwise be provided herein. In the event of any conflict between the terms of the Lease and this Second Amendment, the terms of this Second Amendment shall prevail.

<Signature Page Attached>

IN WITNESS WHEREOF, Landlord and Tenant have executed this Second Amendment to Lease as a sealed instrument as of the date first above written.

LANDLORD:

W2007 CPD REALTY, L.L.C., a Delaware limited liability company

By: /s/ John Matteson
Name: John Matteson
Title: Asst. Vice President

TENANT:

JAVELIN JAVELIN PHARMACEUTICALS, INC., a Delaware corporation

By: /s/ Daniel B. Carr
Name: Daniel B. Carr, MD Title: CEO/CMO

EXHIBIT A

PLAN SHOWING THE SUITE A PREMISES

EXHIBIT B

PLAN SHOWING THE SUITE B PREMISES

EXHIBIT C

PLAN SHOWING THE SUITE C PREMISES

EXHIBIT D

CONFIRMATION OF SUITE 1A/B/C1 PREMISES
COMMENCEMENT DATE

______________________, 200__

BY TELECOPY
_______________________     [TENANT'S ADDRESS]
_______________________
_______________________
_______________________

Re:	Second Amendment to Lease (the "Amendment") dated as of August , 2007, between W2007 CRP Realty, L.L.C., a Delaware limited liability company ("Landlord"), and Javelin Pharmaceuticals, Inc., a Delaware corporation ("Tenant"), for the lease of approximately rentable square feet of floor area (the "Suite Premises") pursuant to the Amendment. Capitalized teiins used herein but not defined shall be given the meanings assigned to them in the Amendment unless otherwise indicated.

Gentlemen:

Landlord and Tenant agree as follows:

1.   Condition of Suite I I Premises. Tenant has accepted possession of the Suite Premises pursuant to the Amendment. Any improvements required by the tern's of the Amendment to be made by Landlord have been completed to the full and complete satisfaction of Tenant in all respects, and Landlord has fulfilled all of its duties under the Amendment with respect to such initial tenant improvements. Furthermore, Tenant acknowledges the Permitted Uses (as defined in the Lease).

2.    The SuitePremises Commencement Date is ______________, 200__.

3.   Ratification. Tenant hereby ratifies and confirms its obligations under the Lease and represents and warrants to Landlord that it has no defenses thereto. Additionally, Tenant further confirms and ratifies that, as of the date hereof, the Lease and the Amendment are and remain in good standing and in full force and effect, and Tenant has no claims, counterclaims, set-offs or defenses against Landlord arising out of the Lease and the Amendment or in any way relating thereto or arising out of any other transaction between Landlord and Tenant

4.   Binding Effect; Governing Law. Except as modified hereby, the Lease and the Amendment shall remain in full effect and this letter shall be binding upon Landlord and Tenant and their respective successors and assigns. If any inconsistency exists or arises between the terms of this letter and the terms of the Lease and the Amendment, the terms of this letter shall prevail. This letter shall be governed by the laws of the Commonwealth of Massachusetts.

Please indicate your agreement to the above matters by signing this letter in the space indicated below and returning an executed original to us.

Sincerely, [PROPERTY MANAGEMENT COMPANY SIGNATURE BLOCK] , on behalf of Landlord By:_________________________________ Name:_______________________________ Title:________________________________

Agreed and accepted:

[TENANT'S SIGNATURE BLOCK]

By:_________________________________
Name:_______________________________
Title:________________________________

EXHIBIT E

SUITE A PREMISES LANDLORD IMPROVEMENTS ALLOWANCE PROVISIONS

1.   Acceptance of Premises. Except as set forth in this Exhibit, Tenant accepts the Suite A Premises in its "AS-IS" condition on the date that this Second Amendment is entered into.

2.   Suite A Work. The entire cost of performing the Tenant's improvements within the Suite A Premises (the "Suite A Work") (including design of and space planning for the Suite A Work and preparation of any working drawings and "as-built" plans, costs of construction labor and materials, related taxes and insurance costs, licenses, permits, certifications, surveys and other approvals required by Law, and the construction supervision fee referenced, all of which costs are herein collectively called the "Suite A Total Construction Costs") in excess of the Suite A Construction Allowance (hereinafter defined) shall be paid by Tenant. Prior to beginning any of the Suite A Work, Landlord shall be required to approve of the Tenant's contractor, which approval shall not be unreasonably withheld, conditioned or delayed, that will be performing the Suite A Work (the "Approved Contractor"). Upon substantial completion of the Suite A Work (as reasonably determined by Landlord), Tenant shall deliver to Landlord invoices evidencing payment by the Tenant of the work performed by the Approved Contractor (the "Suite A Invoices"). Upon receipt of the Suite A Invoices, Landlord shall reimburse the Tenant pursuant to Paragraph 3 below. In the event of default of payment of the Suite A Invoices by the Tenant, Landlord (in addition to all other remedies) shall have the same rights as for a default by Tenant under the Lease.

3.   Construction Allowance. Landlord shall provide to Tenant a construction allowance not to exceed $30.00 per rentable square foot in the Suite A Premises (the "Suite A  Construction Allowance") to be applied toward the Suite A Total Construction Costs, as adjusted for any changes to the Suite A Work. The Suite A Construction Allowance shall be disbursed to Tenant if, as, and when the cost of the Suite A Work is actually incurred, and Suite A Invoices are submitted to the Landlord, and Tenant provides evidence to Landlord of payment of the Suite A Invoices. Notwithstanding the foregoing, in the event that Tenant does not exhaust the total Suite A Construction Allowance in connection with the Suite A Work, Tenant shall have the right to apply any unused portion of the Suite A Construction Allowance to the costs of either or both of the Suite B Work or the Suite C Work; provided, however, that in no event shall the aggregate Construction Allowance for the Suite A Work, the Suite B Work and the Suite C Work exceed $349,830.00. The Suite A Construction Allowance must be used (that is, the Suite A Work must be fully complete and the Suite A Construction Allowance disbursed) by July 1, 2008 or shall be deemed forfeited with no further obligation by Landlord with respect thereto, time being of the essence with respect thereto.

4.   Construction Management. Landlord or its affiliate or agent shall supervise the Suite A Work, make disbursements required to be made to the contractor, and act as a liaison between the contractor and Tenant and coordinate the relationship between the Suite A Work, the Building and the Building's Systems.

EXHIBIT F

SUITE B PREMISES LANDLORD IMPROVEMENTS ALLOWANCE PROVISIONS

1.   Acceptance of Premises. Except as set forth in this Exhibit, Tenant accepts the Suite B Premises in its "AS-IS" condition on the date that this Second Amendment is entered into.

2.   Suite B Work. The entire cost of performing the Tenant's improvements within the Suite B Premises (the "Suite B Work") (including design of and space planning for the Suite B Work and preparation of any working drawings and "as-built" plans, costs of construction labor and materials, related taxes and insurance costs, licenses, permits, certifications, surveys and other approvals required by Law, and the construction supervision fee referenced, all of which costs are herein collectively called the "Suite B Total Construction Costs") in excess of the Suite B Construction Allowance (hereinafter defined) shall be paid by Tenant. Prior to beginning any of the Suite B Work, Landlord shall be required to approve of the Tenant's contractor, which approval shall not be unreasonably withheld, conditioned or delayed, that will be performing the Suite B Work (the "Approved Contractor"). Upon substantial completion of the Suite B Work (as reasonably determined by Landlord), Tenant shall deliver to Landlord invoices evidencing payment by the Tenant of the work performed by the Approved Contractor (the "Suite B Invoices"). Upon receipt of the Suite B Invoices, Landlord shall reimburse the Tenant pursuant to Paragraph 3 below. In the event of default of payment of the Suite B Invoices by the Tenant, Landlord (in addition to all other remedies) shall have the same rights as for a default by Tenant under the Lease.

3.   Construction Allowance. Landlord shall provide to Tenant a construction allowance not to exceed $30.00 per rentable square foot in the Suite B Premises (the "Suite B  Construction Allowance") to be applied toward the Suite B Total Construction Costs, as adjusted for any changes to the Suite B Work. The Suite B Construction Allowance shall be disbursed to Tenant if as, and when the cost of the Suite B Work is actually incurred, and Suite B Invoices are submitted to the Landlord, and Tenant provides evidence to Landlord of payment of the Suite B Invoices. Notwithstanding the foregoing, in the event that Tenant does not exhaust the total Suite B Construction Allowance in connection with the Suite B Work, Tenant shall have the right to apply any unused portion of the Suite B Construction Allowance to the costs of either or both of the Suite A Work or the Suite C Work; provided, however, that in no event shall the aggregate Construction Allowance for the Suite A Work, the Suite B Work and the Suite C Work exceed $349,830.00. The Suite B Construction Allowance must be used (that is, the Suite B Work must be fully complete and the Suite B Construction Allowance disbursed) by July 1, 2008 or shall be deemed forfeited with no further obligation by Landlord with respect thereto, time being of the essence with respect thereto.

4.   Construction Management. Landlord or its affiliate or agent shall supervise the Suite B Work, make disbursements required to be made to the contractor, and act as a liaison between the contractor and Tenant and coordinate the relationship between the Suite B Work, the Building and the Building's Systems.

EXHIBIT G

SUITE C PREMISES LANDLORD IMPROVEMENTS ALLOWANCE PROVISIONS

1.   Acceptance of Premises. Except as set forth in this Exhibit, Tenant accepts the Suite C Premises in its "AS-IS" condition on the date that this Second Amendment is entered into.

2.   Suite C Work. The entire cost of performing the Tenant's improvements within the Suite C Premises (the "Suite C Work") (including design of and space planning for the Suite C Work and preparation of any working drawings and "as-built" plans, costs of construction labor and materials, related taxes and insurance costs, licenses, permits, certifications, surveys and other approvals required by Law, and the construction supervision fee referenced, all of which costs are herein collectively called the "Suite C Total Construction Costs") in excess of the Suite C Construction Allowance (hereinafter defined) shall be paid by Tenant. Prior to beginning any of the Suite C Work, Landlord shall be required to approve of the Tenant's contractor, which approval shall not be unreasonably withheld, conditioned or delayed, that will be performing the Suite C Work (the "Approved Contractor"). Upon substantial completion of the Suite C Work (as reasonably determined by Landlord), Tenant shall deliver to Landlord invoices evidencing payment by the Tenant of the work performed by the Approved Contractor (the "Suite C Invoices"). Upon receipt of the Suite C Invoices, Landlord shall reimburse the Tenant pursuant to Paragraph 3 below. In the event of default of payment of the Suite C Invoices by the Tenant, Landlord (in addition to all other remedies) shall have the same rights as for a default by Tenant under the Lease.

3.   Construction Allowance. Landlord shall provide to Tenant a construction allowance not to exceed $30.00 per rentable square foot in the Suite C Premises (the "Suite C  Construction Allowance") to be applied toward the Suite C Total Construction Costs, as adjusted for any changes to the Suite C Work. The Suite C Construction Allowance shall be disbursed to Tenant if, as, and when the cost of the Suite C Work is actually incurred, and Suite C Invoices are submitted to the Landlord, and Tenant provides evidence to Landlord of payment of the Suite C Invoices. Notwithstanding the foregoing, in the event that Tenant does not exhaust the total Suite C Construction Allowance in connection with the Suite C Work, Tenant shall have the right to apply any unused portion of the Suite C Construction Allowance to the costs of either or both of the Suite A Work or the Suite B Work; provided, however, that in no event shall the aggregate Construction Allowance for the Suite A Work, the Suite B Work and the Suite C Work exceed $349,830.00. The Suite C Construction Allowance must be used (that is, the Suite C Work must be fully complete and the Suite C Construction Allowance disbursed) by July 1, 2008 or shall be deemed forfeited with no further obligation by Landlord with respect thereto, time being of the essence with respect thereto.

4.   Construction Management. Landlord or its affiliate or agent shall supervise the Suite C Work, make disbursements required to be made to the contractor, and act as a liaison between the contractor and Tenant and coordinate the relationship between the Suite C Work, the Building and the Building's Systems.

EXHIBIT H

DESCRIPTION OF WINDOW SILL REPAIRS